SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20552

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

September 18, 2007
Date of Report
(Date of earliest event reported)

Synergy Financial Group, Inc.
(Exact name of Registrant as specified in its Charter)

New Jersey	0-50467	52-2413926
(State or other jurisdiction of incorporation)	(File No.)	(IRS Employer Identification Number)

310 North Avenue East, Cranford, New Jersey	07016
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(800) 693-3838

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

SYNERGY FINANCIAL GROUP, INC.

INFORMATION TO BE INCLUDED IN REPORT

Item 8.01	Other Events

On September 18, 2007, the Registrant issued a press release to announce that the prospective acquisition of the Registrant by New York Community Bancorp, Inc. was approved by the Registrant’s shareholders at a special meeting. A copy of the press release is attached hereto as an exhibit.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Press Release dated September 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYNERGY FINANCIAL GROUP, INC.
Date: September 18, 2007	By:	/s/ Kevin A. Wenthen
Kevin A. Wenthen Senior Vice President and Chief Administrative Officer